LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

COLLECTION PERIOD:   MARCH 1-31, 2003              PAYMENT DATE:   APR 15 2003
DETERMINATION DATE:  APR 09 2003                   REPORT BRANCH:  2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                100.00%         14.20%         30.00%         23.20%         29.60%          97.00%         3.00%
Original Pool Balance     250,000,000.00  35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total        250,000,000.00  35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts               14,337
Class Pass Through Rates                         1.840%         2.470%         3.175%         3.983%                        8.500%
Senior Strip                    0.25000%
Servicing Fee Rate              2.20000%
Indenture Trustee Fee           0.00350%
Custodian Fee                   0.02100%
Backup Servicer Fee             0.02150%
Insurance Premium Fee           0.35000%

Initial Weighted Average
     APR                       14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate     0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio       14.78400%
Initial Weighted Average
     Remaining Term                64.00
Initial Weighted Average
     Original Term                 67.00
------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                 TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance        210,753,266.55           0.00  72,430,668.56  58,000,000.00  74,000,000.00  204,430,668.56  6,322,597.99
Total Note Balance        211,127,062.74           0.00  72,430,668.56  58,000,000.00  74,000,000.00  204,430,668.56  6,696,394.18

EOP:
Class Percentages                100.00%                                                                      97.00%         3.00%
Number of Current Month
     Closed Contracts                287
Number of Reopened Loans               0
Number of Contracts - EOP         12,701
Total Pool Balance - EOP  203,455,531.75           0.00  65,351,865.80  58,000,000.00  74,000,000.00  197,351,865.80  6,103,665.95
Total Note Balance - EOP  203,919,922.79           0.00  65,351,865.80  58,000,000.00  74,000,000.00  197,351,865.80  6,568,056.99

Class Collateral Pool Factors 0.81567969     0.00000000     0.87135821     1.00000000     1.00000000                    0.87574093

Weighted Average APR of
     Remaining Portfolio       14.77117%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                   0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio    14.77117%
Weighted Average
     Remaining Term                57.12
Weighted Average
     Original Term                 66.75

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
         Principal                                                2,754,939.20
         Interest                                                 2,425,835.13
Early Payoffs:
         Principal Collected                                      2,786,889.64
         Early Payoff Excess Servicing Compensation                       0.11
         Early Payoff Principal Net of Rule of 78s Adj.           2,786,889.53             180.00
         Interest                                                    37,706.29
Liquidated Receivable:
         Principal Collected                                        122,178.51
         Liquidated Receivable Excess Servicing Compensation              0.00
         Liquidated Receivable Principal Net of Rule of 78s Adj.    122,178.51                106
         Interest                                                      (257.82)
Cram Down Loss:
         Principal                                                        0.00
Purchase Amount:
         Principal                                                    9,544.24                  1
         Interest                                                       155.13
                                         Total Principal          5,673,551.48
                                         Total Interest           2,463,438.73
                                  Total Principal and Interest    8,136,990.21
Recoveries                                                          624,403.88
Excess Servicing Compensation                                             0.11
Late Fees & Miscellaneous Fees                                       36,153.32
Collection Account Customer Cash                                  8,797,547.52
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                  6,180.49
Servicer Simple Interest Shortfall or (Excess)                       81,863.96
Simple Interest Excess to Spread Account                                  0.00
Available Funds                                                   8,885,591.97

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SHORTFALL / DRAW
DISTRIBUTION                                                                          DISTRIBUTION AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          8,885,591.97
Monthly Dealer Participation Fee                                          0.00            8,885,591.97                 0.00
Prior Unpaid Dealer Participation Fee                                     0.00            8,885,591.97
Servicing Fees:
     Current Month Servicing Fee                                    386,380.99
     Prior Period Unpaid Servicing Fee                                    0.00
     Late Fees & Miscellaneous Fees                                  36,153.32
     Excess Servicing Compensation                                        0.11
           Total Servicing Fees:                                    422,534.42            8,463,057.55                 0.00
Senior Strip:                                                        43,906.93            8,419,150.62                 0.00
Indenture Trustee Fee                                                   615.79            8,418,534.83                 0.00
Custodian Fee                                                         3,688.18            8,414,846.65                 0.00
Backup Servicer Fee                                                   3,776.00            8,411,070.65                 0.00
Prior Unpaid Indenture Trustee Fee                                        0.00            8,411,070.65                 0.00
Prior Unpaid Custodian Fee                                                0.00            8,411,070.65                 0.00
Prior Unpaid Backup Servicing Fee                                         0.00            8,411,070.65                 0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                        DISTRIBUTION AMOUNT          DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:   Current Month                          0.00            8,411,070.65                   0.00
                           Prior Carryover Shortfall              0.00            8,411,070.65
Class A-2 Note Interest:   Current Month                    149,086.46            8,261,984.19                   0.00
                           Prior Carryover Shortfall              0.00            8,261,984.19
Class A-3 Note Interest:   Current Month                    153,458.33            8,108,525.86                   0.00
                           Prior Carryover Shortfall              0.00            8,108,525.86
Class A-4 Note Interest:   Current Month                    245,618.33            7,862,907.53                   0.00
                           Prior Carryover Shortfall              0.00            7,862,907.53
Class A-1 Note Principal:  Current Month                          0.00            7,862,907.53                   0.00
                           Prior Carryover Shortfall              0.00            7,862,907.53
Class A-2 Note Principal:  Current Month                  7,078,802.76              784,104.77                   0.00
                           Prior Carryover Shortfall              0.00              784,104.77
Class A-3 Note Principal:  Current Month                          0.00              784,104.77                   0.00
                           Prior Carryover Shortfall              0.00              784,104.77
Class A-4 Note Principal:  Current Month                          0.00              784,104.77                   0.00
                           Prior Carryover Shortfall              0.00              784,104.77
Certificate Insurer:       Premium                           57,560.96              726,543.81                   0.00
                           Reimbursement Obligations              0.00              726,543.81
Expenses:                  Trust Collateral Agent                 0.00              726,543.81                   0.00
                           Indenture Trustee                      0.00              726,543.81                   0.00
                           Custodian                              0.00              726,543.81                   0.00
                           Backup Servicer                        0.00              726,543.81                   0.00
Senior Strip Allocation                                           0.00              726,543.81
Class B Note Interest:     Current Month                     47,432.79              723,017.95                   0.00
                           Prior Carryover Shortfall              0.00              723,017.95
Distribution to the Class B Reserve Account                  43,906.93              679,111.02
Distribution (from) the Class B Reserve Account                   0.00              679,111.02
Distribution to (from) the Spread Account                   679,111.02                    0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:
     BOP Liquidated Receivable Principal Balance          1,746,361.83
     Liquidation Principal Proceeds                         122,178.51
     Principal Loss                                       1,624,183.32
     Prior Month Cumulative Principal Loss LTD            5,623,056.34
     Cumulative Principal Loss LTD                        7,247,239.66

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   % OF TOTAL
DELINQUENCY STATUS:                    # OF CONTRACTS                     AMOUNT                  POOL BALANCE
Current                                      9,448                   149,912,598.42                   73.68%
1-29 Days                                    3,044                    50,040,449.67                   24.60%
30-59 Days                                     100                     1,643,028.36                    0.81%
60-89 Days                                      56                       975,742.44                    0.48%
90-119 Days                                     36                       607,487.09                    0.30%
120 Days or More                                17                       276,225.77                    0.14%
Total                                       12,701                   203,455,531.75                  100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                 Trigger         Trigger     Event of Default      Event of
                             Current Month      Threshold         Event          Threshold         Default
Average Delinquency Ratio       1.32041%          8.00%            NO             10.00%              NO
Cumulative Default Rate         3.39%             7.91%            NO              9.74%              NO
Cumulative Loss Rate            1.73%             3.96%            NO              4.87%              NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                         CERTIFICATE INVENTORY                                                   RECOVERY INVENTORY
                            # OF CONTRACTS         AMOUNT *                                        # OF CONTRACTS        AMOUNT *
    Prior Month Inventory         72            1,203,222.97                Prior Month Inventory         21            323,521.11
      Current Month Repos         52              892,673.52                  Current Month Repos         74          1,229,071.88
Repos Actually Liquidated         64            1,057,731.07         Repos from Trust Liquidation          1             16,597.10
         Repos Liquidated                                               Repos Actually Liquidated         81          1,300,311.33
           at 60+ or 150+          1               16,597.10
            Dealer Payoff          0                    0.00                        Dealer Payoff          0                  0.00
           Redeemed/Cured          3               44,902.28                       Redeemed/Cured          0                  0.00
          Purchased Repos          0                    0.00                      Purchased Repos          0                  0.00
  Current Month Inventory         56              976,666.04              Current Month Inventory         15            268,878.76

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                            # OF CONTRACTS          AMOUNT
Current Month Balance             106           1,746,361.83
Cumulative Balance                510           8,065,265.99
Current Month Proceeds                            121,920.69
Cumulative Proceeds                               814,853.69
Current Month Recoveries                          624,403.88
Cumulative Recoveries                           2,914,212.65

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR      CUMULATIVE RECEIVABLES
                                          SALE AND BY ELECTION:                 LIQUIDATED AT 150+ AND 60+:

                                                    Balance       Units          Balance             Units
Prior Month                                        45,045.68        3           45,045.68             3.00
Current Trust Liquidation Balance                  16,597.10        1           16,597.10             1.00
Current Monthly Principal Payments                      0.00
Reopened Loan Due to NSF                                0.00        0
Current Repurchases                                     0.00        0
Current Recovery Sale Proceeds                          0.00       (3)
Deficiency Balance of Sold Vehicles               (45,045.68)
EOP                                                16,597.10        1           61,642.78             4.00

SPREAD ACCOUNT RECONCILIATION
                                                     REQUISITE AMOUNT:  16,276,442.54

Total Deposit                                   3,750,000.00
BOP Balance                                    13,542,145.27
Remaining Distribution Amount                     679,111.02
Simple Interest Excess to Spread Account                   -
Investment Income                                  12,662.79
Current Month Draw                                         -
EOP Balance Prior to Distribution              14,233,919.08

Current Spread Account Release Amount                      -

EOP Balance                                    14,233,919.08

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                                 SPECIFIED
                                                                           CLASS B RESERVE
                                                                                  BALANCE:  2,288,874.73
Total Deposit                                               2,812,500.00
BOP Balance                                                 2,370,974.25
Excess Due Class B Reserve
         From Spread Account                                        0.00
Senior Strip                                                   43,906.93
Investment Income                                               2,330.74
Current Month Draw                                                  0.00
EOP Balance Prior to Distribution                           2,417,211.92

Class B Reserve Account Release Amount                        128,337.19

EOP Balance                                                 2,288,874.73

         Class B Principal Payment Amount                     128,337.19

         Distribution to Certificateholder                             -

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                           CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
      UP TO MONTH     TRIGGER EVENT       EVENT OF DEFAULT       UP TO MONTH         TRIGGER EVENT         EVENT OF DEFAULT
           3              1.53%                1.95%                  3                  3.06%                 3.90%
           6              2.76%                3.50%                  6                  5.53%                 7.00%
           9              3.96%                4.87%                  9                  7.91%                 9.74%
          12              5.22%                5.97%                 12                 10.45%                 11.94%
          15              6.12%                7.04%                 15                 12.24%                 14.08%
          18              6.64%                7.85%                 18                 13.28%                 15.70%
          21              7.17%                8.55%                 21                 14.33%                 17.10%
          24              7.65%                9.14%                 24                 15.30%                 18.27%
          27              8.10%                9.58%                 27                 16.19%                 19.17%
          30              8.47%                9.98%                 30                 16.94%                 19.97%
          33              8.77%                10.32%                33                 17.54%                 20.64%
          36              9.03%                10.69%                36                 18.05%                 21.37%
          39              9.22%                10.87%                39                 18.44%                 21.74%
          42              9.36%                11.06%                42                 18.73%                 22.12%
          45              9.47%                11.17%                45                 18.95%                 22.34%
          48              9.59%                11.28%                48                 19.18%                 22.56%
          51              9.63%                11.32%                51                 19.26%                 22.63%
          54              9.66%                11.39%                54                 19.33%                 22.78%
          57              9.70%                11.42%                57                 19.40%                 22.85%
          60              9.70%                11.42%                60                 19.40%                 22.85%
          63              9.70%                11.42%                63                 19.40%                 22.85%
          66              9.70%                11.42%                66                 19.40%                 22.85%
          69              9.70%                11.42%                69                 19.40%                 22.85%
          72              9.70%                11.42%                72                 19.40%                 22.85%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:                TRIGGER EVENT     EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date                  8.00%              10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of March 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.



/s/ Marie E. Persichetti
---------------------------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
---------------------------------------------------
Maureen E. Morley
Vice President and Controller